UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                   Form 8-K/A
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported) September 30, 1997




                               ARDEN REALTY, INC.
             (Exact name of registrant as specified in its charter)



         Maryland                1-12193                95-4578533
(State or other jurisdiction   (Commission           (I.R.S. Employer
of incorporation)               File Number)          Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700              90212
     Beverly Hills, California
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:    (310) 271-8600

 Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired

120 South Spalding Drive

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statements of Revenue and Certain Expenses for the
      Year Ended December 31, 1996
   Notes to Statements of Revenue and Certain Expenses

1370 Valley Vista

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the
      Year Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

Foremost Professional Plaza

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the
      Year Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

(b)  Pro forma financial information.

Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 (Unaudited)

Pro forma Condensed Consolidated Statement of Operations for the year ended
     December 31, 1996 (Unaudited)

Notes to the Pro Forma Condensed Consolidated Financial Statements
     (Unaudited)


                         Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 120 South Spalding Drive for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 120 South Spalding Drive. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 120 South Spalding Drive for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP
                                   Ernst & Young LLP


Los Angeles, California
August 20, 1997

                            120 SOUTH SPALDING DRIVE
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996
                                  (In Thousands)


Revenue:
Rental                                                  $ 693
Tenant recoveries                                          55
Parking - net of expenses                                  46
Other income                                                8
Total revenue                                             802

Certain Expenses:
Property operating and maintenance                         282
Real estate taxes                                          121
Insurance                                                   26
Total certain expenses                                     429
Excess of revenue over certain expenses                   $373

See accompanying notes to statement of revenue and certain expenses.

                            120 SOUTH SPALDING DRIVE
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996


1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of 120 South Spalding Drive (the "Property") located in Southern California, which was acquired by Arden Realty, Inc. (the "Company") on August 21, 1997 from a nonaffiliated third party. The Property was acquired for $11,300,000 and has approximately 60,656 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

                            120 SOUTH SPALDING DRIVE
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                       $   772,000
1998                                           932,000
1999                                           829,000
2000                                           539,000
2001                                           387,000
Thereafter                                   2,095,000
                                           $ 5,554,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, three of the Property's tenants accounted for approximately 55% of the Property's aggregate annualized base rent.




                         Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of 1370 Valley Vista for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 1370 Valley Vista. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 1370 Valley Vista for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP
                                   Ernst & Young LLP


Los Angeles, California
August 25, 1997

                                1370 VALLEY VISTA
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996
                                  (In Thousands)



Revenue:
Rental                                                      $ 1,333
Tenant recoveries                                               116
Total revenue                                                 1,449

Certain Expenses:
Property operating and maintenance                              367
Real estate taxes                                               121
Insurance                                                        49
Total certain expenses                                          537
Excess of revenue over certain expenses                     $   912

See accompanying notes to statement of revenue and certain expenses.

                                1370 VALLEY VISTA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of 1370 Valley Vista (the "Property") located in Southern California, which was acquired by Arden Realty, Inc. (the "Company") on September 5, 1997, from a nonaffiliated third party. The Property was acquired for $10,800,000 and has approximately 84,081 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

                            1370 VALLEY VISTA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                          $1,355,000
1998                                           1,301,000
1999                                           1,266,000
2000                                           1,052,000
2001                                             981,000
Thereafter                                       911,000
                                               6,866,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, three of the Property's tenants accounted for approximately 68% of the Property's aggregate annualized base rent.

                         Report of Independent Auditors

Board of Directors and Stockholders
Arden Realty, Inc.

We have audited the accompanying statement of revenue and certain expenses of Foremost Professional Plaza for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Foremost Professional Plaza. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Foremost Professional Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP
                                   Ernst & Young LLP


Los Angeles, California
September 5, 1997

                           FOREMOST PROFESSIONAL PLAZA
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996
                                 (In Thousands)


Revenue:
Rental                                                      $   856
Tenant recoveries                                                12
Parking - net of expenses                                         5
Total revenue                                                   873

Certain Expenses:
Property operating and maintenance                               94
Real estate taxes                                                42
Insurance                                                         8
Total certain expenses                                          144
Excess of revenue over certain expenses                      $  729

See accompanying notes to statement of revenue and certain expenses.

                           FOREMOST PROFESSIONAL PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996

1. Organization and Summary of Significant Accounting Policies

Organization

The accompanying statement of revenue and certain expenses include the operations of Foremost Professional Plaza (the "Property") located in Southern California, which was acquired by Arden Realty, Inc. (the "Company") on September 30, 1997, from a nonaffiliated third party. The Property was acquired for $8,250,000 and has approximately 60,534 rentable square feet.

Basis of Presentation

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

                           FOREMOST PROFESSIONAL PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      For the year ended December 31, 1996

Use of Estimates

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                        $ 765,000
1998                                          478,000
1999                                          130,000
2000                                           32,000
2001                                           32,000
Thereafter                                     11,000
                                            1,448,000

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                               ARDEN REALTY, INC.
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (Unaudited)

      The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in October 1996 (the "IPO"), and related formation transactions in connection with the IPO; (ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); and (iii) the acquisition of properties described in Item 2 of the related Form 8K filed on October 15, 1997, (the "1997 Third Quarter Acquisitions") had occurred at January 1, 1996.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                               ARDEN REALTY, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                      (in thousands, except per share data)

                                       Pro Forma Adjustments
                                       Pre-Acquisition
                                       Period for the 1997
                               Arden      Third Quarter         Other       Arden Realty,
                            Realty, Inc.  Acquisitions (B)    Adjustments   Inc. Pro Forma

Revenues
  Rental                     $80,740          3,360           $   150(C)       $84,250
  Tenant reimbursements        3,593            387                --            3,980
   Parking-net                 5,267             29                --            5,296
   Other                       1,451             14                --            1,465
                              91,051          3,790               150           94,991
Other income                     563             --             1,123(D)         1,686
   Total revenue              91,614          3,790             1,273           96,677

Expenses
   Property expenses          29,175          1,191                 7(E)        30,463
   REIT general and
      administrative           2,828             --               172(F)         3,000
   Interest                   13,723             --             2,165(G)        15,888
   Loss on valuation of
      derivative               3,111             --                --            3,111
   Depreciation and
      amortization            13,261             --               566(H)        13,827
Total expenses                62,098          1,191             3,000           66,289

Income before
   minority interests         29,516          2,599            (1,727)          30,388
Minority interests            (3,105)            --               (92)(I)       (3,197)
Net income                   $26,411         $2,599           $(1,819)         $27,191

Weighted average common
  shares outstanding before
  the conversion of OP Units  25,440                                            25,440

Net income per
   common share                $1.04                                             $1.07

                             See accompanying notes

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)

                                                      Pro  Forma Adjustments
              Arden Realty,                           Equity in Net Loss of
              Inc. Consolidated Arden Predecessors      Noncombined          Pre-acquisition
              Oct. 9, 1996 to   Combined Jan. 1,      Entities Jan. 1, 1996  Period for the 1996  1997 Third Quarter
              Dec. 31, 1996     1996 to Oct. 8, 1996  to Oct. 8, 1996        Acquisitions(A)      Acquisitions(B)

Revenues
  Rental           $17,041              $32,287             $12,828               $23,095             $5,289
  Tenant
  reimbursements       803                2,031                 243                   733                254
  Parking-net        1,215                3,692                 846                 1,161                 51
  Other                375                1,125                 357                   606                  9
                    19,434               39,135              14,274                25,595              5,603
  Other income         138                1,330                  --                    --                 --
Total revenues      19,572               40,465              14,274                25,595              5,603

Expenses
  Property expenses  6,005               14,224               6,053                11,449              1,777
  General and
    administrative     753                1,758                  --                    --                 --
  Interest           1,280               24,521               7,356                    --                 --
  Depreciation and
    amortization     3,108                5,264               2,705                    --                 --
Total expenses      11,146               45,767              16,114                11,449              1,777

Equity in net (loss)
  of noncombined
  entities              --                 (336)                336                    --                 --
Income (loss) before
  minority interests
  and extraordinary
  items              8,426               (5,638)             (1,504)               14,146              3,826
Minority interests    (993)                 721                (721)                   --                 --

Income (loss)
  before extra-
  ordinary items     7,433               (4,917)             (2,225)               14,146              3,826
Extraordinary (loss)
  gain on early
  extinguishment of
  debt, net of
  minority interests
  share            (13,105)               1,877                  --                    --                 --

Net (loss) income  $(5,672)             $(3,040)            $(2,225)              $14,146             $3,826

Weighted average
  common shares
  outstanding
  before
  conversion of
  OP Units          21,680
Net (loss) income
  per common share  $(0.26)

                                             Other               Arden Realty,
                                          Adjustments           Inc. Pro Forma
Revenues
  Rental                                  $  98(C)                $ 90,638
  Tenant reimbursements                      --                      4,064
  Parking - net                              --                      6,965
  Other                                      --                      2,472
                                                                   104,139
  Other income                              253(D)                   1,721
Total revenues                              351                    105,860

Expenses
  Property expenses                         258(E)                  39,746
  General Adminsitrative                  1,489(F)                   4,000
  Interest                              (19,202)(G)                 13,955
  Depreciation and
     amortization                         3,487(H)                  14,564
Total expenses                          (13,988)                    72,265

Equity in net (loss) of
   noncombined entities                      --                         --
Income (loss) before
   minority interests and
   extraordinary items                   14,339                     33,595
Minority interests                       (3,025)(I)                 (4,019)

Income (loss) before
   extraordinary items                   11,314                     29,577
Extraordinary (loss) gain on
   early extinguishments of
   debt, net of minority
   interests share                       11,228(J)                      --

Net (loss) income                       $22,542                    $29,577

Weighted average common shares
   outstanding before conversion
   of OP Units                                                      21,680
Net (loss) income per common share                                 $  1.36

                             See accompanying notes.

                        ARDEN REALTY, INC.

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                           STATEMENTS

                           (Unaudited)
                          (in thousands)


1. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The pro forma adjustments reflected in the Pro Forma
Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are set forth below:

     A. Represents the preacquisition period for the 17 properties acquired in 1996.

                                1996 Acquisitions
                      For the Year Ended December 31, 1996
                          400                      Imperial                                 10351
                       Corporate  5832     9665      Bank      100                 303      Santa     2730     Grand
                         Pointe   Bolsa   Wilshire   Tower   Broadway   Norwalk   Glenoaks  Monica   Wilshire  Avenue

Revenue
   Rental                 $390     $80    $548      $1,351    $1,554     $1,387   $1,980    $1,134   $  960     $--
   Tenant reimbursements   103      --      19          29       107         40       48        11       --      --
   Parking, net             28      10      58         124        88         66      129        99       43      --
   Other                    23      --      32          15        74          4      138         7       12      --
       Total revenues      544      90     657       1,519     1,823      1,497    2,295     1,251    1,015      --
Property expenses          123       8     203         574       581        578      956       551      451      --
Excess of revenue over
   certain expenses       $421     $82    $454        $945    $1,242     $  919   $1,339    $  700    $ 564     $--

                           Burbank                   Los
                       Executive Plaza              Angeles            Sumitomo
                       and California     Center    Corporate  5200      Bank     Santa
                       Federal Building  Promenade   Center   Century  Building  Monica   Total
Revenue
   Rental                  $2,156        $2,097     $5,882   $1,021   $1,926     $629   $23,095
   Tenant reimbursements       --            51        128      115       79        3       733
   Parking, net               164            --         --       40      254       58     1,161
   Other                       --            --        288        2        9        2       606
Total revenues              2,320         2,148      6,298    1,178    2,268      692    25,595
Property expenses             976           982      2,881    1,188    1,070      327    11,449
Excess of revenue over
   certain expenses        $1,344        $1,166     $3,417   $  (10)  $1,198     $365   $14,146

B. Represents the actual preacquisition results for the 1997 Third Quarter
   Acquisitions:

          The 1997 Third Quarter Acquisitions
         For the Year Ended December 31, 1996

                           120       Bay    1370                 Foremost
                         Spalding    Tech   Valley  Renaissance Professional
                           Drive    Center  Vista      Court       Plaza     Total

Revenue
   Rental                  $693    $ $985   $1,333    $1,422        $856     $5,289
   Tenant reimbursements     55        25      116        46          12        254
   Parking, net              46        --       --        --           5         51
   Other                      8         1       --        --          --          9
      Total revenues        802     1,011    1,449     1,468         873      5,603
Property expenses           429       371      537       296         144      1,777
Excess of revenue over
  certain expenses         $373    $  640   $  912    $1,172        $729     $3,826

   Pre-Acquisition Period For the 1997 Third Quarter
                     Acquisitions
     For the Nine Months Ended September 30, 1997

                           120       Bay     1370                  Foremost
                          Spalding   Tech    Valley  Renaissance  Professional
                           Drive    Center   Vista     Court        Plaza     Total

Revenue
   Rental                  $435     $784     $  736     $644         $761      $3,360
   Tenant reimbursements     26       22        308       26            5         387
   Parking,  net             29       --         --       --           --          29
   Other                      7        1          2        1            3          14
      Total revenues        497      807      1,046      671          769       3,790
Property expenses           209      219        359      261          143       1,191
Excess of revenue over
   certain expenses        $288     $588     $  687     $410         $626      $2,599


C.   Increase  in  rental  revenue to adjust the  1996
  Acquisitions and  the  1997 Third Quarter
  Acquisitions to straightline rental revenue calculated as though the properties were purchased at January 1, 1996

D. Increase in other income:           Nine Months Ended     Year Ended
                                       September 30, 1997  December 31, 1996
 Increase in other income relating
  to interest income from the
  mortgage notes receivable                   1,123            1,506
 Decrease in other income to
 eliminate nonrecurring
 construction fees which would not
 have been realized by the Company
 and certain management fees that
 will not be earned.                            --            (1,253)
                                             1,123               253

E. Increase in property general and administrative expenses related to additional property payroll costs relating to the 1997 Third Quarter Acquisitions for the period ended September 30, 1997 and to the 1996 Acquisitions and 1997 Third Quarter Acquisitions for the period ended December 31, 1996.

F. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.

                                  Nine Months Ended       Year Ended
                                  September 30, 1997   December 31, 1996
G.  Increase (decrease) in interest expense:

  Decrease in interest
 expense due to repayment of
 mortgage loans and lines of credit    $      --        $  (31,877)
   Increase in interest
 expense related to the new
 mortgage loan and line of
 credit with an interest rate
 of LIBOR plus 1.5% and LIBOR
 plus 1.45%, respectively,
 for the period ended
 December 31, 1996, and the
 increase in interest expense
 related to the increase to
 the line of credit with an
 interest rate ranging from
 LIBOR plus 1.45% to LIBOR
 plus 1.75% for the period
ended September 30, 1997.                  1,702           11,862
   Increase in interest
 expense related to increase
 to the City National Bank
 line of credit with an
 interest rate of City
 National Bank Prime Rate
less 0.875%                                 463               618
   Increase in amortization
 of finance costs related to
the line of credit                           --               195
   Net increase (decrease) in
interest expense                       $   2,165       $  (19,202)

                                        Nine Months Ended      Year Ended
                                        September 30, 1997  December 31, 1996

H.  Increase in depreciation expense:

 Increase in depreciation
 expense to reflect a full
 nine months of depreciation
 for the 1997 Third Quarter
 Acquisitions for the nine
 months ended September 30,
 1997 and a full year of
 depreciation for the 1996
 Acquisitions and 1997  Third
 Quarter Acquisitions for the
 year ended December 31,
 1996, utilizing a 40 year
 useful life for buildings
 and a 10 year useful life
for improvements                          $   566        $     3,357
   Increase in depreciation
 due to the fair value of
 consideration paid in excess
 of book value of interests
 in properties acquired from
 nonaffiliates in connection
 with the completion of the
IPO                                            --                130
   Net increase in
depreciation expense                      $   566          $   3,487

I. To reflect adjustment for minority interest of 10.5% and 12% for the nine months ended September 30, 1997 and year end December 31, 1996, respectively, in the Operating Partnership.

J. To eliminate net extraordinary loss related to early extinguishment of debt.


(c)  Exhibits.


                      Signatures

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ARDEN REALTY, INC.


Date:     November  13, 1997            By: /s/ Diana M. Laing
                                         Diana M. Laing
                                         Chief Financial Officer